================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ---------------------

                                    FORM 8-K
                              ---------------------
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               Date of earliest event reported: November 30, 2000


                             VIASYSTEMS GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


       001-15755                                         75-2668620
(Commission File Number)                   (I.R.S. Employer Identification No.)

101 SOUTH HANLEY ROAD, ST. LOUIS, MO                        63105
(Address of Principal Executive Offices)                 (Zip Code)

                                 (314) 727-2087
              (Registrant's Telephone Number, Including Area Code)

                              ---------------------

Item 5.  Other Events.


         On December 6, 2000, Viasystems Group, Inc. (the "Registrant") issued a press release announcing the resignation of Alex J. Mandl as a director of the Registrant. Mr. Mandl's resignation was not the result of a disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

         A copy of the press release issued by the Registrant is attached as an exhibit hereto.

Item 7.  Financial Statements and Exhibits.

         (a)    Not applicable.

         (b)    Not applicable.

         (c)    Exhibits.

                99.1     Press  Release issued  by the Registrant on December 6,
                         2000.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    December 6, 2000

                                      VIASYSTEMS GROUP, INC.


                                      By:  /s/ James N. Mills
                                           -------------------------------------
                                           James N. Mills
                                           Chairman and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit
Number            Description

  99.1            Press Release issued by the Registrant on December 6, 2000.